Note 3 - Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2018
Notes Tables
Schedule of Earnings Per Share, Basic and Diluted [Table Text Block]
	For the Year Ended December 31,
	201 8	201 7
Net Income	$2,004,000	$1,467,000

Weighted average shares outstanding – basic	1,923,491	1,857,457
Effect of dilutive common stock equivalents	59,507	137,375
Adjusted weighted average shares outstanding – diluted	1,982,998	1,994,832

Basic earnings per share	$1.04	$0.79
Diluted earnings per share	$1.01	$0.74